Second Quarter
Financial Supplement
June 30, 2010

© 2010 Peanuts Worldwide LLC

METLIFE, INC.

HIGHLIGHTS
Corporate Overview	2

METLIFE, INC.
Consolidated Balance Sheets	3
Consolidated Statements of Operating Earnings Available to Common Shareholders	4
Consolidating Balance Sheet	5
Consolidating Balance Sheet - U.S. Business	6
Consolidating Statement of Operating Earnings Available to Common Shareholders	7

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	11

U.S. BUSINESS - INSURANCE PRODUCTS
Statements of Operating Earnings Available to Common Shareholders	12
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	16
Other Expenses by Major Category and Individual Life Sales by Product	17
Spread by Product	18

U.S. BUSINESS - RETIREMENT PRODUCTS
Statements of Operating Earnings Available to Common Shareholders	19
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	20
Other Expenses by Major Category and Individual Annuity Sales by Product	21
Spread	22

U.S. BUSINESS - CORPORATE BENEFIT FUNDING
Statements of Operating Earnings Available to Common Shareholders	23
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	24
Other Expenses by Major Category	25
Spread	26

U.S. BUSINESS - AUTO & HOME
Statements of Operating Earnings Available to Common Shareholders	27
Written Premiums by Product and Selected Financial Information and Supplemental Data	30

INTERNATIONAL
Statements of Operating Earnings Available to Common Shareholders	31

BANKING, CORPORATE & OTHER
Statements of Operating Earnings Available to Common Shareholders	35
Banking - Supplemental Information	38

INVESTMENTS
Investment Results by Asset Category and Annualized Yields	39
Fixed Maturity Securities and Equity Securities Available-for-Sale Gross Unrealized Gains and Losses Aging Schedules	41
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution and Summary of Commercial Mortgage Loans by Region and Property Type	42
Summary of Real Estate and Real Estate Joint Ventures and Summary of Mortgage Loans	43

OTHER INFORMATION
Company Ratings	44
NOTE:
This Quarterly Financial Supplement (“QFS”) includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of MetLife’s current business. This QFS also includes financial measures, such as operating earnings, operating revenues, operating expenses, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, which do not equate to and should not be viewed as substitutes for generally accepted accounting principles (“GAAP”) net income (loss) from continuing operations, net of income tax, GAAP revenues, GAAP expenses, GAAP net income (loss) available to MetLife, Inc.’s common shareholders and GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, respectively. Operating earnings is the measure of segment profit or loss MetLife uses to evaluate segment performance and allocate resources and, consistent with GAAP accounting guidance for segment reporting, is MetLife’s measure of segment performance. Operating earnings is also a measure by which MetLife’s senior management’s and other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.
Operating earnings is defined as operating revenues less operating expenses, net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends and operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated.
Operating revenues is defined as GAAP revenues (i) less net investment gains (losses), (ii) less amortization of unearned revenue related to net investment gains (losses), (iii) plus scheduled periodic settlement payments on derivatives that are hedges of investments but do not qualify for hedge accounting treatment, (iv) plus income from discontinued real estate operations and (v) plus, for operating joint ventures reported under the equity method of accounting, the aforementioned adjustments, those identified in the definition of operating expenses and changes in fair value of hedges of operating joint venture liabilities, all net of income tax.
Operating expenses is defined as GAAP expenses (i) less changes in policyholder benefits associated with asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities, (ii) less costs related to business combinations and noncontrolling interests, (iii) less amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) and changes in the policyholder dividend obligation related to net investment gains (losses) and (iv) plus scheduled periodic settlement payments on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment.
In addition, operating revenues and operating expenses do not reflect the consolidation of certain securitization vehicles that are variable interest entities (“VIEs”) as required under GAAP.
MetLife believes the presentation of operating earnings as MetLife measures it for management purposes enhances the understanding of its performance by highlighting the results from operations and the underlying profitability drivers of the business. Reconciliations of operating earnings to GAAP net income (loss) from continuing operations, net of income tax, operating earnings available to common shareholders to GAAP net income (loss) available to MetLife, Inc.’s common shareholders and operating earnings available to common shareholders per diluted common share to GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, the most directly comparable GAAP measures, are included in the QFS and in MetLife’s earnings press release dated July 29, 2010, for the three months ended June 30, 2010, which are available at www.metlife.com.

METLIFE, INC.
CORPORATE OVERVIEW

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions, except per share data)	2009	2009	2009	2010	2010

Operating earnings available to common shareholders	$723	$718	$793	$834	$1,022
Preferred stock dividends	31	30	31	30	31

Operating earnings	754	748	824	864	1,053
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(3,829)	(2,139)	(898)	72	1,468
Other adjustments to continuing operations	473	46	6	(121)	(563)
Provision for income tax (expense) benefit	1,183	721	378	18	(417)

Income (loss) from continuing operations, net of income tax	(1,419)	(624)	310	833	1,541
Income (loss) from discontinued operations, net of income tax	1	(1)	3	1	6

Net income (loss)	(1,418)	(625)	313	834	1,547
Less: Net income (loss) attributable to noncontrolling interest	(16)	(5)	(7)	(1)	(10)

Net income (loss) attributable to MetLife, Inc.	(1,402)	(620)	320	835	1,557
Less: Preferred stock dividends	31	30	31	30	31

Net income (loss) available to MetLife, Inc.’s common shareholders	$(1,433)	$(650)	$289	$805	$1,526

Operating earnings available to common shareholders — diluted	$0.88	$0.87	$0.96	$1.01	$1.23
Net investment gains (losses)	(4.64)	(2.59)	(1.08)	0.09	1.77
Other adjustments to continuing operations	0.57	0.06	0.01	(0.15)	(0.68)
Provision for income tax (expense) benefit	1.43	0.86	0.45	0.02	(0.50)
Discontinued operations, net of income tax	—	—	—	—	0.01
Less: Net income (loss) attributable to noncontrolling interest	(0.02)	(0.01)	(0.01)	—	(0.01)

Net income (loss) available to MetLife, Inc.’s common shareholders per common share — diluted	$(1.74)	$(0.79)	$0.35	$0.97	$1.84

Weighted average common shares outstanding — diluted	825.1	827.3	828.0	828.6	830.5

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2009	2009	2009	2010	2010

Book value per common share — (actual common shares outstanding)	$30.85	$39.36	$37.96	$41.21	$45.51
Book value per common share, excluding accumulated other comprehensive income (loss) — (actual common shares outstanding)	$42.86	$42.09	$41.69	$42.67	$44.50

Book value per common share — diluted — (weighted average common shares outstanding)	$30.60	$38.95	$37.54	$40.75	$44.95
Book value per common share, excluding accumulated other comprehensive income (loss) — diluted — (weighted average common shares outstanding)	$42.52	$41.65	$41.23	$42.19	$43.96

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010

Common shares outstanding, beginning of period	818.1	818.6	818.8	818.8	819.4
Treasury stock, net	0.5	0.2	—	0.3	—
Newly issued shares	—	—	—	0.3	1.0

Common shares outstanding, end of period	818.6	818.8	818.8	819.4	820.4

Weighted average common shares outstanding — basic	821.6	821.8	821.9	822.6	822.9
Dilutive effect of stock-based awards	3.5	5.5	6.1	6.0	7.6

Weighted average common shares outstanding — diluted	825.1	827.3	828.0	828.6	830.5

Policyholder Trust Shares	238.7	236.8	233.2	229.9	227.4

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$211,563	$223,896	$227,642	$239,566	$246,348
Equity securities available-for-sale, at estimated fair value	3,045	3,117	3,084	3,066	2,741
Trading securities, at estimated fair value (1)	1,471	1,970	2,384	3,039	3,158
Mortgage loans:
Held-for-investment, at amortized cost (1)	48,229	48,239	48,181	55,433	55,601
Held-for-sale, principally at estimated fair value	4,271	2,442	2,728	2,003	2,650

Mortgage loans, net	52,500	50,681	50,909	57,436	58,251
Policy loans	9,907	10,001	10,061	10,146	10,180
Real estate and real estate joint ventures	7,246	6,982	6,852	6,821	6,832
Real estate held-for-sale	50	50	44	45	9
Other limited partnership interests	5,193	5,255	5,508	5,753	5,856
Short-term investments	8,117	6,861	8,374	8,019	9,746
Other invested assets	13,071	13,916	12,709	12,327	15,584

Total investments	312,163	322,729	327,567	346,218	358,705
Cash and cash equivalents (1)	13,213	15,562	10,112	9,202	10,702
Accrued investment income	3,019	3,236	3,173	3,392	3,249
Premiums, reinsurance and other receivables	16,730	16,903	16,752	17,554	18,177
Deferred policy acquisition costs and value of business acquired	20,323	19,208	19,256	18,697	17,720
Current income tax recoverable	253	412	316	—	243
Deferred income tax assets	3,856	535	1,228	149	—
Goodwill	5,036	5,033	5,047	5,049	5,037
Other assets	7,896	7,140	6,822	6,869	6,712
Separate account assets	126,968	144,434	149,041	158,436	153,362

Total assets	$509,457	$535,192	$539,314	$565,566	$573,907

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$132,823	$134,492	$135,879	$137,516	$140,239
Policyholder account balances	140,076	139,171	138,673	141,734	142,822
Other policyholder funds	8,319	8,549	8,446	8,682	8,660
Policyholder dividends payable	881	911	761	745	775
Policyholder dividend obligation	—	—	—	—	1,080
Payables for collateral under securities loaned and other transactions	24,607	24,363	24,196	25,982	29,772
Bank deposits	7,807	8,372	10,211	10,032	9,790
Short-term debt	4,757	2,131	912	318	879
Long-term debt (1)	12,940	13,202	13,220	20,177	20,647
Collateral financing arrangements	5,297	5,297	5,297	5,297	5,297
Junior subordinated debt securities	2,691	3,191	3,191	3,191	3,191
Current income tax payable	—	—	—	66	—
Deferred income tax liability	—	—	—	—	2,050
Other liabilities	14,679	16,486	15,989	17,211	15,619
Separate account liabilities	126,968	144,434	149,041	158,436	153,362

Total liabilities	481,845	500,599	505,816	529,387	534,183

Stockholders’ Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	8	8	8	8	8
Additional paid-in capital	16,849	16,865	16,859	16,871	16,896
Retained earnings	20,472	19,822	19,501	20,294	21,820
Treasury stock, at cost	(203)	(194)	(190)	(172)	(172)
Accumulated other comprehensive income (loss)	(9,834)	(2,234)	(3,058)	(1,191)	822

Total MetLife, Inc.’s stockholders’ equity	27,293	34,268	33,121	35,811	39,375
Noncontrolling interests	319	325	377	368	349

Total equity	27,612	34,593	33,498	36,179	39,724

Total liabilities and stockholders’ equity	$509,457	$535,192	$539,314	$565,566	$573,907

(1)	As of March 31, 2010 and June 30, 2010, $7,377 million and $7,391 million, respectively, of assets and $7,106 million and $7,129 million, respectively, of liabilities related to certain securitization entities that are required to be consolidated under GAAP. See pages 39 and 40, note 3 for the amounts by asset category.

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010

OPERATING REVENUES
Premiums	$6,576	$6,601	$7,161	$6,854	$6,662
Universal life and investment-type product policy fees	1,227	1,255	1,559	1,408	1,478
Net investment income	3,859	3,956	4,000	4,293	4,143
Other revenues	572	602	601	513	544

Total operating revenues	12,234	12,414	13,321	13,068	12,827

OPERATING EXPENSES
Policyholder benefits and dividends	7,388	7,549	7,986	7,890	7,256
Interest credited to policyholder account balances	1,229	1,259	1,195	1,146	1,048
Interest credited to bank deposits	40	37	43	39	36
Capitalization of DAC	(757)	(722)	(754)	(744)	(767)
Amortization of DAC and VOBA	332	376	564	588	808
Interest expense	256	274	269	264	266
Other expenses	2,765	2,723	2,947	2,645	2,714

Total operating expenses	11,253	11,496	12,250	11,828	11,361

Operating earnings before provision for income tax	981	918	1,071	1,240	1,466
Provision for income tax expense (benefit)	227	170	247	376	413

Operating earnings	754	748	824	864	1,053
Preferred stock dividends	31	30	31	30	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$723	$718	$793	$834	$1,022

Net Income Reconciliation

Operating earnings	$754	$748	$824	$864	$1,053

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(3,829)	(2,139)	(898)	72	1,468
Universal life and investment-type product policy fees - amortization of unearned revenue related to investment gains (losses)	(11)	(4)	(6)	(1)	7
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(32)	4	(29)	(49)	(61)
Equity method operating joint ventures	(96)	(35)	(45)	(5)	(97)
Real estate discontinued operations	(1)	(2)	(2)	(1)	(1)
Net investment income related to certain consolidated securitization entities	—	—	—	106	103
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	8	(63)	(2)	(24)	(150)
Interest credited to policyholder account balances - scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	1	1	3	(1)
Amortization of DAC and VOBA — related to net investment gains (losses)	625	174	95	(14)	(212)
Interest expense — related to certain consolidated securitization entities	—	—	—	(106)	(103)
Other expenses:
Noncontrolling interest	(20)	(7)	(8)	(1)	(12)
Business combination costs	—	(22)	2	(29)	(36)
Provision for income tax (expense) benefit	1,183	721	378	18	(417)

Income (loss) from continuing operations, net of income tax	(1,419)	(624)	310	833	1,541
Income (loss) from discontinued operations, net of income tax	1	(1)	3	1	6

Net income (loss)	(1,418)	(625)	313	834	1,547
Less: Net income (loss) attributable to noncontrolling interest	(16)	(5)	(7)	(1)	(10)

Net income (loss) attributable to MetLife, Inc.	(1,402)	(620)	320	835	1,557
Less: Preferred stock dividends	31	30	31	30	31

Net income (loss) available to MetLife, Inc.’s common shareholders	$(1,433)	$(650)	$289	$805	$1,526

Premiums, Fees and Other Revenues	$8,375	$8,458	$9,321	$8,775	$8,684

METLIFE, INC.
CONSOLIDATING BALANCE SHEET

	June 30, 2010
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other (1)

ASSETS
Total investments (1)	$358,705	$278,810	$22,350	$57,545
Cash and cash equivalents (1)	10,702	2,602	1,649	6,451
Accrued investment income	3,249	2,631	289	329
Premiums, reinsurance and other receivables	18,177	10,446	921	6,810
Deferred policy acquisition costs and value of business acquired	17,720	14,814	2,902	4
Current income tax recoverable	243	566	(20)	(303)
Deferred income tax assets	—	—	—	—
Goodwill	5,037	4,163	404	470
Other assets	6,712	4,279	447	1,986
Separate account assets	153,362	145,578	7,784	—

Total assets	$573,907	$463,889	$36,726	$73,292

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$140,239	$123,269	$11,400	$5,570
Policyholder account balances	142,822	133,136	9,641	45
Other policyholder funds	8,660	6,449	1,816	395
Policyholder dividends payable	775	775	—	—
Policyholder dividend obligation	1,080	1,080	—	—
Payables for collateral under securities loaned and other transactions	29,772	18,056	41	11,675
Bank deposits	9,790	—	—	9,790
Short-term debt	879	—	—	879
Long-term debt (1)	20,647	105	51	20,491
Collateral financing arrangements	5,297	—	—	5,297
Junior subordinated debt securities	3,191	—	—	3,191
Current income tax payable	—	—	—	—
Deferred income tax liability	2,050	2,092	(40)	(2)
Other liabilities	15,619	9,196	1,037	5,386
Separate account liabilities	153,362	145,578	7,784	—

Total liabilities	534,183	439,736	31,730	62,717

Stockholders’ Equity
Preferred stock, at par value	1	—	—	1
Common stock, at par value	8	—	—	8
Allocated equity (2)	38,716	23,850	4,433	10,433
Treasury stock	(172)	—	—	(172)
Accumulated other comprehensive income (loss)	822	306	368	148

Total MetLife, Inc.’s stockholders’ equity	39,375	24,156	4,801	10,418

Noncontrolling interests	349	(3)	195	157

Total equity	39,724	24,153	4,996	10,575

Total liabilities and stockholders’ equity	$573,907	$463,889	$36,726	$73,292

(1)	As of June 30, 2010, $7,391 million of assets and $7,129 million of liabilities related to certain securitization entities that are required to be consolidated under GAAP. See pages 39 and 40, note 3 for the amounts by asset category.

(2)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING BALANCE SHEET — U.S. BUSINESS

	June 30, 2010
		Insurance	Retirement	Corporate Benefit
Unaudited (In millions)	U.S. Business	Products	Products	Funding	Auto & Home

ASSETS
Total investments	$278,810	$108,810	$54,631	$111,536	$3,833
Cash and cash equivalents	2,602	1,299	23	1,236	44
Accrued investment income	2,631	1,079	592	904	56
Premiums, reinsurance and other receivables	10,446	6,433	635	2,359	1,019
Deferred policy acquisition costs and value of business acquired	14,814	9,145	5,409	76	184
Current income tax recoverable	566	459	168	(70)	9
Deferred income tax assets	—	—	—	—	—
Goodwill	4,163	1,414	1,692	900	157
Other assets	4,279	1,889	1,623	410	357
Separate account assets	145,578	8,326	87,323	49,929	—

Total assets	$463,889	$138,854	$152,096	$167,280	$5,659

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$123,269	$71,681	$4,307	$44,257	$3,024
Policyholder account balances	133,136	28,880	48,293	55,963	—
Other policyholder funds	6,449	5,972	110	187	180
Policyholder dividends payable	775	775	—	—	—
Policyholder dividend obligation	1,080	1,080	—	—	—
Payables for collateral under securities loaned and other transactions	18,056	4,387	3,157	10,512	—
Bank deposits	—	—	—	—	—
Short-term debt	—	—	—	—	—
Long-term debt	105	(6)	8	103	—
Collateral financing arrangements	—	—	—	—	—
Junior subordinated debt securities	—	—	—	—	—
Current income tax payable	—	—	—	—	—
Deferred income tax liability	2,092	2,774	1,446	(2,049)	(79)
Other liabilities	9,196	5,458	878	2,147	713
Separate account liabilities	145,578	8,326	87,323	49,929	—

Total liabilities	439,736	129,327	145,522	161,049	3,838

Stockholders’ Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	—	—	—	—	—
Allocated equity (1)	23,850	9,299	6,316	6,402	1,833
Treasury stock, at cost	—	—	—	—	—
Accumulated other comprehensive income (loss)	306	229	259	(170)	(12)

Total MetLife, Inc.’s stockholders’ equity	24,156	9,528	6,575	6,232	1,821

Noncontrolling interests	(3)	(1)	(1)	(1)	—

Total equity	24,153	9,527	6,574	6,231	1,821

Total liabilities and stockholders’ equity	$463,889	$138,854	$152,096	$167,280	$5,659

(1)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended June 30, 2010
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$6,662	$5,764	$895	$3
Universal life and investment-type product policy fees	1,478	1,163	315	—
Net investment income	4,143	3,623	297	223
Other revenues	544	309	4	231

Total operating revenues	12,827	10,859	1,511	457

OPERATING EXPENSES
Policyholder benefits and dividends	7,256	6,419	839	(2)
Interest credited to policyholder account balances	1,048	1,006	42	—
Interest credited to bank deposits	36	—	—	36
Capitalization of DAC	(767)	(599)	(168)	—
Amortization of DAC and VOBA	808	693	115	—
Interest expense	266	2	2	262
Other expenses	2,714	1,948	493	273

Total operating expenses	11,361	9,469	1,323	569

Operating earnings before provision for income tax	1,466	1,390	188	(112)
Provision for income tax expense (benefit)	413	472	43	(102)

Operating earnings	1,053	918	145	(10)
Preferred stock dividends	31	—	—	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,022	$918	$145	$(41)

Net Income Reconciliation

Operating earnings	$1,053	$918	$145	$(10)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1,468	1,232	266	(30)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	7	7	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(61)	(55)	(14)	8
Equity method operating joint ventures	(97)	—	(97)	—
Real estate discontinued operations	(1)	(1)	—	—
Net investment income related to certain consolidated securitization entities	103	—	—	103
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(150)	(36)	(114)	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(1)	(1)	—	—
Amortization of DAC and VOBA — related to net investment gains (losses)	(212)	(212)	—	—
Interest expense — related to certain consolidated securitization entities	(103)	—	—	(103)
Other expenses:
Noncontrolling interest	(12)	1	(8)	(5)
Business combination costs	(36)	—	—	(36)
Provision for income tax (expense) benefit	(417)	(335)	(106)	24

Income (loss) from continuing operations, net of income tax	1,541	1,518	72	(49)
Income (loss) from discontinued operations, net of income tax	6	6	—	—

Net income (loss)	1,547	1,524	72	(49)
Less: Net income (loss) attributable to noncontrolling interest	(10)	1	(8)	(3)

Net income (loss) attributable to MetLife, Inc.	1,557	1,523	80	(46)
Less: Preferred stock dividends	31	—	—	31

Net income (loss) available to MetLife, Inc.’s common shareholders	$1,526	$1,523	$80	$(77)

Premiums, Fees and Other Revenues	$8,684	$7,236	$1,214	$234

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended June 30, 2009
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$6,576	$5,795	$777	$4
Universal life and investment-type product policy fees	1,227	1,001	226	—
Net investment income	3,859	3,365	359	135
Other revenues	572	289	2	281

Total operating revenues	12,234	10,450	1,364	420

OPERATING EXPENSES
Policyholder benefits and dividends	7,388	6,785	600	3
Interest credited to policyholder account balances	1,229	1,070	159	—
Interest credited to bank deposits	40	—	—	40
Capitalization of DAC	(757)	(617)	(140)	—
Amortization of DAC and VOBA	332	232	98	2
Interest expense	256	3	1	252
Other expenses	2,765	1,998	436	331

Total operating expenses	11,253	9,471	1,154	628

Operating earnings before provision for income tax	981	979	210	(208)
Provision for income tax expense (benefit)	227	320	52	(145)

Operating earnings	754	659	158	(63)
Preferred stock dividends	31	—	—	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$723	$659	$158	$(94)

Net Income Reconciliation

Operating earnings	$754	$659	$158	$(63)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(3,829)	(2,827)	(501)	(501)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	(11)	(11)	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(32)	(29)	(5)	2
Equity method operating joint ventures	(96)	—	(96)	—
Real estate discontinued operations	(1)	(1)	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	8	(31)	39	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	1	(1)	—
Amortization of DAC and VOBA — related to net investment gains (losses)	625	625	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—
Other expenses:
Noncontrolling interest	(20)	—	(9)	(11)
Business combination costs	—	—	—	—
Provision for income tax (expense) benefit	1,183	796	201	186

Income (loss) from continuing operations, net of income tax	(1,419)	(818)	(214)	(387)
Income (loss) from discontinued operations, net of income tax	1	1	—	—

Net income (loss)	(1,418)	(817)	(214)	(387)
Less: Net income (loss) attributable to noncontrolling interest	(16)	—	(9)	(7)

Net income (loss) attributable to MetLife, Inc.	(1,402)	(817)	(205)	(380)
Less: Preferred stock dividends	31	—	—	31

Net income (loss) available to MetLife, Inc.’s common shareholders	$(1,433)	$(817)	$(205)	$(411)

Premiums, Fees and Other Revenues	$8,375	$7,085	$1,005	$285

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Six Months Ended June 30, 2010
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$13,516	$11,725	$1,788	$3
Universal life and investment-type product policy fees	2,886	2,280	606	—
Net investment income	8,436	7,223	747	466
Other revenues	1,057	608	5	444

Total operating revenues	25,895	21,836	3,146	913

OPERATING EXPENSES
Policyholder benefits and dividends	15,146	13,476	1,677	(7)
Interest credited to policyholder account balances	2,194	2,001	193	—
Interest credited to bank deposits	75	—	—	75
Capitalization of DAC	(1,511)	(1,151)	(360)	—
Amortization of DAC and VOBA	1,396	1,176	220	—
Interest expense	530	4	3	523
Other expenses	5,359	3,797	1,015	547

Total operating expenses	23,189	19,303	2,748	1,138

Operating earnings before provision for income tax	2,706	2,533	398	(225)
Provision for income tax expense (benefit)	789	858	102	(171)

Operating earnings	1,917	1,675	296	(54)
Preferred stock dividends	61	—	—	61

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,856	$1,675	$296	$(115)

Net Income Reconciliation

Operating earnings	$1,917	$1,675	$296	$(54)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1,540	1,360	237	(57)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	6	6	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(110)	(104)	(22)	16
Equity method operating joint ventures	(102)	—	(102)	—
Real estate discontinued operations	(2)	(2)	—	—
Net investment income related to certain consolidated securitization entities	209	—	—	209
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(174)	(41)	(133)	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	2	2	—	—
Amortization of DAC and VOBA — related to net investment gains (losses)	(226)	(226)	—	—
Interest expense — related to certain consolidated securitization entities	(209)	—	—	(209)
Other expenses:
Noncontrolling interest	(13)	2	(11)	(4)
Business combination costs	(65)	—	—	(65)
Provision for income tax (expense) benefit	(399)	(358)	(82)	41

Income (loss) from continuing operations, net of income tax	2,374	2,314	183	(123)
Income (loss) from discontinued operations, net of income tax	7	7	—	—

Net income (loss)	2,381	2,321	183	(123)
Less: Net income (loss) attributable to noncontrolling interest	(11)	1	(10)	(2)

Net income (loss) attributable to MetLife, Inc.	2,392	2,320	193	(121)
Less: Preferred stock dividends	61	—	—	61

Net income (loss) available to MetLife, Inc.’s common shareholders	$2,331	$2,320	$193	$(182)

Premiums, Fees and Other Revenues	$17,459	$14,613	$2,399	$447

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Six Months Ended June 30, 2009
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$12,698	$11,194	$1,498	$6
Universal life and investment-type product policy fees	2,416	1,980	436	—
Net investment income	7,133	6,420	527	186
Other revenues	1,126	574	4	548

Total operating revenues	23,373	20,168	2,465	740

OPERATING EXPENSES
Policyholder benefits and dividends	14,367	13,216	1,148	3
Interest credited to policyholder account balances	2,399	2,162	237	—
Interest credited to bank deposits	83	—	—	83
Capitalization of DAC	(1,543)	(1,258)	(285)	—
Amortization of DAC and VOBA	1,078	883	193	2
Interest expense	501	6	3	492
Other expenses	5,322	3,932	772	618

Total operating expenses	22,207	18,941	2,068	1,198

Operating earnings before provision for income tax	1,166	1,227	397	(458)
Provision for income tax expense (benefit)	251	390	108	(247)

Operating earnings	915	837	289	(211)
Preferred stock dividends	61	—	—	61

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$854	$837	$289	$(272)

Net Income Reconciliation

Operating earnings	$915	$837	$289	$(211)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(4,735)	(4,491)	(47)	(197)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	(17)	(17)	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(63)	(64)	—	1
Equity method operating joint ventures	(76)	—	(76)	—
Real estate discontinued operations	(3)	(3)	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	(11)	(11)	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(8)	(25)	17	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	2	2	—	—
Amortization of DAC and VOBA — related to net investment gains (losses)	442	442	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—
Other expenses:
Noncontrolling interest	(23)	—	(14)	(9)
Business combination costs	(11)	—	—	(11)
Provision for income tax (expense) benefit	1,584	1,454	52	78

Income (loss) from continuing operations, net of income tax	(2,004)	(1,876)	221	(349)
Income (loss) from discontinued operations, net of income tax	38	26	—	12

Net income (loss)	(1,966)	(1,850)	221	(337)
Less: Net income (loss) attributable to noncontrolling interest	(20)	—	(14)	(6)

Net income (loss) attributable to MetLife, Inc.	(1,946)	(1,850)	235	(331)
Less: Preferred stock dividends	61	—	—	61

Net income (loss) available to MetLife, Inc.’s common shareholders	$(2,007)	$(1,850)	$235	$(392)

Premiums, Fees and Other Revenues	$16,240	$13,748	$1,938	$554

METLIFE, INC.
SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010

U.S. BUSINESS

INSURANCE PRODUCTS	$285	$302	$400	$298	$369

RETIREMENT PRODUCTS	143	105	207	159	238

CORPORATE BENEFIT FUNDING	155	140	191	228	238

AUTO & HOME	76	86	84	72	73

U.S. BUSINESS TOTAL	$659	$633	$882	$757	$918

INTERNATIONAL	158	153	21	151	145

BANKING, CORPORATE & OTHER	(94)	(68)	(110)	(74)	(41)

METLIFE, INC. CONSOLIDATED	$723	$718	$793	$834	$1,022

(1)	A reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.’s common shareholders for each segment appears in the QFS as follows: (i) Insurance Products, page 12, (ii) Retirement Products, page 19, (iii) Corporate Benefit Funding, page 23, (iv) Auto & Home, page 27, (v) International, page 31, and (vi) Banking, Corporate & Other, page 35. A consolidated reconciliation of operating earnings available to common shareholders to net income (loss) for MetLife, Inc. appears on page 4.

U.S. BUSINESS
INSURANCE PRODUCTS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	June 30, 2010

OPERATING REVENUES
Premiums	$4,235	$4,222	$4,510	$4,323	$4,317	$8,436	$8,640
Universal life and investment-type product policy fees	543	533	622	549	546	1,126	1,095
Net investment income	1,413	1,437	1,483	1,504	1,495	2,694	2,999
Other revenues	181	221	200	189	188	358	377

Total operating revenues	6,372	6,413	6,815	6,565	6,546	12,614	13,111

OPERATING EXPENSES
Policyholder benefits and dividends	4,700	4,745	4,918	4,847	4,721	9,448	9,568
Interest credited to policyholder account balances	233	240	248	234	237	464	471
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(213)	(218)	(236)	(206)	(217)	(419)	(423)
Amortization of DAC and VOBA	161	145	209	239	206	371	445
Interest expense	2	—	3	—	—	3	—
Other expenses	1,061	1,048	1,074	992	1,031	2,084	2,023

Total operating expenses	5,944	5,960	6,216	6,106	5,978	11,951	12,084

Operating earnings before provision for income tax	428	453	599	459	568	663	1,027
Provision for income tax expense (benefit)	143	151	199	161	199	223	360

Operating earnings	285	302	400	298	369	440	667
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$285	$302	$400	$298	$369	$440	$667

Net Income Reconciliation

Operating earnings	$285	$302	$400	$298	$369	$440	$667

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(878)	(139)	(205)	33	601	(1,914)	634
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	(11)	(4)	(6)	(1)	7	(17)	6
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(19)	(14)	(17)	(35)	(35)	(43)	(70)
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	(11)	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(3)	1	(4)	(1)	1	4	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses)	81	(47)	(14)	(10)	(40)	33	(50)
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	290	72	85	5	(188)	680	(183)

Income (loss) from continuing operations, net of income tax	(255)	171	239	289	715	(828)	1,004
Income (loss) from discontinued operations, net of income tax	—	—	3	—	—	19	—

Net income (loss)	(255)	171	242	289	715	(809)	1,004
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(255)	171	242	289	715	(809)	1,004
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(255)	$171	$242	$289	$715	$(809)	$1,004

Premiums, Fees and Other Revenues	$4,959	$4,976	$5,332	$5,061	$5,051	$9,920	$10,112

U.S. BUSINESS
INSURANCE PRODUCTS — GROUP LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	June 30, 2010

OPERATING REVENUES
Premiums	$1,754	$1,739	$1,829	$1,871	$1,841	$3,499	$3,712
Universal life and investment-type product policy fees	163	152	145	152	149	328	301
Net investment income	199	203	200	207	204	401	411
Other revenues	2	2	2	3	1	5	4

Total operating revenues	2,118	2,096	2,176	2,233	2,195	4,233	4,428

OPERATING EXPENSES
Policyholder benefits and dividends	1,776	1,732	1,821	1,865	1,793	3,564	3,658
Interest credited to policyholder account balances	46	46	47	44	43	93	87
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(4)	(3)	(4)	(4)	(4)	(9)	(8)
Amortization of DAC and VOBA	6	6	4	5	4	15	9
Interest expense	—	—	—	—	—	—	—
Other expenses	159	151	153	141	145	306	286

Total operating expenses	1,983	1,932	2,021	2,051	1,981	3,969	4,032

Operating earnings before provision for income tax	135	164	155	182	214	264	396
Provision for income tax expense (benefit)	46	56	52	64	75	90	139

Operating earnings	89	108	103	118	139	174	257
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$89	$108	$103	$118	$139	$174	$257

Net Income Reconciliation

Operating earnings	$89	$108	$103	$118	$139	$174	$257

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(116)	(33)	(4)	25	52	(221)	77
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(10)	(6)	(6)	(18)	(18)	(26)	(36)
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(2)	5	(4)	—	—	3	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	45	12	5	(2)	(12)	85	(14)

Income (loss) from continuing operations, net of income tax	6	86	94	123	161	15	284
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	6	86	94	123	161	15	284
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	6	86	94	123	161	15	284
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$6	$86	$94	$123	$161	$15	$284

Premiums, Fees and Other Revenues	$1,919	$1,893	$1,976	$2,026	$1,991	$3,832	$4,017

Group Life Mortality Ratio	90.4%	89.2%	89.7%	89.5%	86.6%

U.S. BUSINESS
INSURANCE PRODUCTS — INDIVIDUAL LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$1,026	$1,035	$1,154	$967	$1,004	$2,011	$1,971
Universal life and investment-type product policy fees	378	378	477	397	397	793	794
Net investment income	1,036	1,036	1,062	1,086	1,066	1,979	2,152
Other revenues	82	114	102	94	100	158	194

Total operating revenues	2,522	2,563	2,795	2,544	2,567	4,941	5,111

OPERATING EXPENSES
Policyholder benefits and dividends	1,638	1,700	1,720	1,627	1,636	3,312	3,263
Interest credited to policyholder account balances	181	188	195	185	188	359	373
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(162)	(169)	(188)	(159)	(171)	(313)	(330)
Amortization of DAC and VOBA	118	102	173	198	169	282	367
Interest expense	2	—	3	—	—	3	—
Other expenses	547	546	559	516	528	1,069	1,044

Total operating expenses	2,324	2,367	2,462	2,367	2,350	4,712	4,717

Operating earnings before provision for income tax	198	196	333	177	217	229	394
Provision for income tax expense (benefit)	65	63	110	62	76	76	138

Operating earnings	133	133	223	115	141	153	256
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$133	$133	$223	$115	$141	$153	$256

Net Income Reconciliation

Operating earnings	$133	$133	$223	$115	$141	$153	$256

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(373)	(160)	(16)	6	176	(430)	182
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	(11)	(4)	(6)	(1)	7	(17)	6
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(2)	—	(2)	(10)	(11)	(4)	(21)
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	(11)	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses)	81	(47)	(14)	(10)	(40)	33	(50)
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	105	75	13	5	(47)	149	(42)

Income (loss) from continuing operations, net of income tax	(67)	(3)	198	105	226	(127)	331
Income (loss) from discontinued operations, net of income tax	—	—	3	—	—	19	—

Net income (loss)	(67)	(3)	201	105	226	(108)	331
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(67)	(3)	201	105	226	(108)	331
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(67)	$(3)	$201	$105	$226	$(108)	$331

Premiums, Fees and Other Revenues	$1,486	$1,527	$1,733	$1,458	$1,501	$2,962	$2,959

Mortality as a Percentage of Expected	74.9%	91.2%	81.1%	87.6%	80.4%

Lapse Ratio
Traditional Life	6.7%	6.9%	6.8%	6.7%	6.4%
Variable & Universal Life	6.6%	6.8%	6.5%	6.1%	5.9%

U.S. BUSINESS
INSURANCE PRODUCTS — NON-MEDICAL HEALTH
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$1,455	$1,448	$1,527	$1,485	$1,472	$2,926	$2,957
Universal life and investment-type product policy fees	2	3	—	—	—	5	—
Net investment income	178	198	221	211	225	314	436
Other revenues	97	105	96	92	87	195	179

Total operating revenues	1,732	1,754	1,844	1,788	1,784	3,440	3,572

OPERATING EXPENSES
Policyholder benefits and dividends	1,286	1,313	1,377	1,355	1,292	2,572	2,647
Interest credited to policyholder account balances	6	6	6	5	6	12	11
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(47)	(46)	(44)	(43)	(42)	(97)	(85)
Amortization of DAC and VOBA	37	37	32	36	33	74	69
Interest expense	—	—	—	—	—	—	—
Other expenses	355	351	362	335	358	709	693

Total operating expenses	1,637	1,661	1,733	1,688	1,647	3,270	3,335

Operating earnings before provision for income tax	95	93	111	100	137	170	237
Provision for income tax expense (benefit)	32	32	37	35	48	57	83

Operating earnings	63	61	74	65	89	113	154
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$63	$61	$74	$65	$89	$113	$154

Net Income Reconciliation

Operating earnings	$63	$61	$74	$65	$89	$113	$154

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(389)	54	(185)	2	373	(1,263)	375
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(7)	(8)	(9)	(7)	(6)	(13)	(13)
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(1)	(4)	—	(1)	1	1	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	140	(15)	67	2	(129)	446	(127)

Income (loss) from continuing operations, net of income tax	(194)	88	(53)	61	328	(716)	389
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	(194)	88	(53)	61	328	(716)	389
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(194)	88	(53)	61	328	(716)	389
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(194)	$88	$(53)	$61	$328	$(716)	$389

Premiums, Fees and Other Revenues	$1,554	$1,556	$1,623	$1,577	$1,559	$3,126	$3,136

Non-Medical Health Benefit Ratio	88.4%	90.7%	90.2%	91.2%	87.8%

U.S. BUSINESS
INSURANCE PRODUCTS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010

Balance, beginning of period	$11,654	$11,842	$11,911	$11,966	$12,060
Premiums and deposits	3,670	3,600	3,486	3,598	3,515
Surrenders and withdrawals	(1,404)	(1,467)	(1,363)	(1,361)	(1,442)
Benefit payments	(1,985)	(1,969)	(1,914)	(1,970)	(1,923)

Net Flows	281	164	209	267	150
Net transfers from (to) separate account	1	2	1	1	1
Interest	78	76	76	72	75
Policy charges	(136)	(132)	(135)	(128)	(126)
Other	(36)	(41)	(96)	(118)	(143)

Balance, end of period	$11,842	$11,911	$11,966	$12,060	$12,017

INDIVIDUAL LIFE
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010

Balance, beginning of period	$72,457	$72,920	$73,307	$73,934	$74,398
Premiums and deposits	2,034	2,049	2,167	2,070	2,002
Surrenders and withdrawals	(1,026)	(978)	(936)	(908)	(919)
Benefit payments	(569)	(576)	(577)	(670)	(589)

Net Flows	439	495	654	492	494
Net transfers from (to) separate account	127	(14)	39	29	29
Interest	736	755	763	749	748
Policy charges	(394)	(389)	(397)	(401)	(401)
Other	(445)	(460)	(432)	(405)	(413)

Balance, end of period	$72,920	$73,307	$73,934	$74,398	$74,855

NON-MEDICAL HEALTH
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010

Balance, beginning of period	$12,367	$12,579	$12,868	$13,239	$13,484
Premiums and deposits	1,500	1,585	1,567	1,518	1,502
Surrenders and withdrawals	(6)	(106)	(5)	(5)	(5)
Benefit payments	(1,104)	(1,074)	(1,084)	(1,137)	(1,119)

Net Flows	390	405	478	376	378
Net transfers from (to) separate account	—	—	—	—	—
Interest	135	140	147	148	152
Policy charges	—	—	—	—	—
Other	(313)	(256)	(254)	(279)	(325)

Balance, end of period	$12,579	$12,868	$13,239	$13,484	$13,689

SEPARATE ACCOUNT LIABILITIES
GROUP LIFE
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010

Balance, beginning of period	$316	$366	$416	$433	$450
Premiums and deposits	39	38	39	40	44
Surrenders and withdrawals	(6)	(10)	(9)	(9)	(8)
Benefit payments	1	—	—	(1)	—

Net Flows	34	28	30	30	36
Investment Performance	47	53	18	19	(40)
Net transfers from (to) general account	(1)	(2)	(1)	(1)	(2)
Policy charges	(29)	(29)	(30)	(31)	(33)
Other	(1)	—	—	—	—

Balance, end of period	$366	$416	$433	$450	$411

INDIVIDUAL LIFE
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30, 2
Unaudited (In millions)	2009	2009	2009	2010	2010

Balance, beginning of period	$6,744	$7,313	$8,232	$8,405	$8,682
Premiums and deposits	216	210	215	208	197
Surrenders and withdrawals	(119)	(103)	(140)	(124)	(141)
Benefit payments	(7)	(10)	(7)	(8)	(9)

Net Flows	90	97	68	76	47
Investment Performance	755	953	297	374	(643)
Net transfers from (to) general account	(127)	14	(39)	(29)	(29)
Policy charges	(147)	(147)	(147)	(143)	(141)
Other	(2)	2	(6)	(1)	(1)

Balance, end of period	$7,313	$8,232	$8,405	$8,682	$7,915

NON-MEDICAL HEALTH
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010

Balance, beginning of period	$793	$832	$911	$—	$—
Premiums and deposits	38	38	—	—	—
Surrenders and withdrawals	(4)	(4)	(910)	—	—
Benefit payments	—	—	—	—	—

Net Flows	34	34	(910)	—	—
Investment Performance	11	30	(1)	—	—
Net transfers from (to) general account	—	—	—	—	—
Policy charges	(6)	(8)	—	—	—
Other	—	23	—	—	—

Balance, end of period	$832	$911	$—	$—	$—

U.S. BUSINESS
INSURANCE PRODUCTS
OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL LIFE SALES BY PRODUCT

OTHER EXPENSES

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010

Direct and allocated expenses	$577	$568	$579	$554	$570
Pension and post-retirement benefit costs	73	70	69	51	52
Premium taxes, other taxes, and licenses & fees	83	82	75	69	78

Total fixed operating expenses	$733	$720	$723	$674	$700

Commissions and other variable expenses	328	328	351	318	331

Total other expenses	$1,061	$1,048	$1,074	$992	$1,031

INDIVIDUAL LIFE SALES BY PRODUCT (1)

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010

Individual Life Sales
Term Life	$34	$37	$37	$33	$35
Whole Life	32	30	34	29	29
Variable Life	13	10	10	9	10
Universal Life	44	50	63	41	44

Total Individual Life sales (2)	$123	$127	$144	$112	$118

(1)	Statistical sales information is calculated by MetLife using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(2)	Of the $118 million of First Year Individual Life sales during the three months ended June 30, 2010, approximately 46% were distributed through MetLife agents, 14% through New England Financial agents, 38% through MetLife’s third party channels and 2% through other channels.

U.S. BUSINESS
INSURANCE PRODUCTS
SPREAD BY PRODUCT
GROUP LIFE

	For the Three Months Ended

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2009	2009	2009	2010	2010

Investment income yield	5.08%	5.20%	5.02%	5.42%	5.32%
Average crediting rate	2.33%	2.20%	2.18%	2.15%	2.13%

Annualized general account spread	2.75%	3.00%	2.84%	3.27%	3.19%

VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2009	2009	2009	2010	2010

Investment income yield	6.24%	6.07%	6.27%	6.28%	6.24%
Average crediting rate	4.56%	4.58%	4.69%	4.47%	4.43%

Annualized general account spread (1)	1.68%	1.49%	1.58%	1.81%	1.81%

NON-MEDICAL HEALTH

	For the Three Months Ended

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2009	2009	2009	2010	2010

Investment income yield	5.01%	5.57%	6.14%	5.95%	6.23%
Average crediting rate	4.76%	4.69%	4.81%	4.80%	4.80%

Annualized general account spread	0.25%	0.88%	1.33%	1.15%	1.43%

(1)	This represents the general account spread for Variable and Universal Life, a component of Individual Life.

U.S. BUSINESS
RETIREMENT PRODUCTS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2009	2009	31, 2009	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$139	$140	$192	$123	$151	$291	$274
Universal life and investment-type product policy fees	397	466	493	513	561	753	1,074
Net investment income	724	749	763	773	763	1,347	1,536
Other revenues	34	61	47	48	54	64	102

Total operating revenues	1,294	1,416	1,495	1,457	1,529	2,455	2,986

OPERATING EXPENSES
Policyholder benefits and dividends	353	424	296	354	49	678	403
Interest credited to policyholder account balances	428	431	426	406	405	830	811
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(285)	(223)	(230)	(234)	(262)	(614)	(496)
Amortization of DAC and VOBA	(44)	42	100	133	372	282	505
Interest expense	1	—	(1)	—	—	1	—
Other expenses	621	580	585	554	599	1,240	1,153

Total operating expenses	1,074	1,254	1,176	1,213	1,163	2,417	2,376

Operating earnings before provision for income tax	220	162	319	244	366	38	610
Provision for income tax expense (benefit)	77	57	112	85	128	13	213

Operating earnings	143	105	207	159	238	25	397
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$143	$105	$207	$159	$238	$25	$397

Net Income Reconciliation

Operating earnings	$143	$105	$207	$159	$238	$25	$397

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(1,120)	(462)	(174)	101	387	(970)	488
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(55)	(49)	(63)	(65)	(66)	(105)	(131)
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses)	544	221	109	(4)	(172)	409	(176)
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	221	103	45	(11)	(54)	232	(65)

Income (loss) from continuing operations, net of income tax	(267)	(82)	124	180	333	(409)	513
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	5	—

Net income (loss)	(267)	(82)	124	180	333	(404)	513
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(267)	(82)	124	180	333	(404)	513
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(267)	$(82)	$124	$180	$333	$(404)	$513

Premiums, Fees and Other Revenues	$570	$667	$732	$684	$766	$1,108	$1,450

Lapse Ratio

Fixed Annuities	9.4%	8.6%	7.5%	6.8%	6.7%
Variable Annuities	8.6%	7.9%	7.1%	6.8%	6.8%

U.S. BUSINESS
RETIREMENT PRODUCTS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended

Unaudited (In millions)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010

Balance, beginning of period	$51,415	$51,228	$51,388	$50,799	$50,563
Premiums and deposits (1), (2)	2,768	1,944	1,766	1,606	1,705
Surrenders and withdrawals	(923)	(890)	(1,044)	(847)	(834)
Benefit payments	(374)	(363)	(336)	(374)	(368)

Net Flows	1,471	691	386	385	503
Net transfers from (to) separate account	(1,217)	(1,107)	(946)	(892)	(689)
Interest	529	522	518	494	496
Policy charges	(12)	(10)	(10)	(12)	(14)
Other	(958)	64	(537)	(211)	1,741

Balance, end of period	$51,228	$51,388	$50,799	$50,563	$52,600

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended

Unaudited (In millions)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010

Balance, beginning of period	$59,194	$70,538	$82,100	$87,113	$92,554
Premiums and deposits (1)	2,894	2,279	2,633	3,004	3,348
Surrenders and withdrawals	(1,176)	(1,283)	(1,456)	(1,625)	(1,622)
Benefit payments	(141)	(140)	(150)	(178)	(193)

Net Flows	1,577	856	1,027	1,201	1,533
Investment Performance	8,872	9,964	3,430	3,755	(7,000)
Net transfers from (to) general account	1,217	1,107	946	892	689
Policy charges	(322)	(366)	(392)	(406)	(454)
Other	—	1	2	(1)	1

Balance, end of period	$70,538	$82,100	$87,113	$92,554	$87,323

(1)	Includes company sponsored internal exchanges.

(2)	Includes premiums and deposits directed to the General Account investment option of a variable annuity product.

U.S. BUSINESS
RETIREMENT PRODUCTS
OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL ANNUITY SALES BY PRODUCT
OTHER EXPENSES

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010

Direct and allocated expenses	$192	$183	$178	$173	$182
Pension and post-retirement benefit costs	25	22	22	20	21
Premium taxes, other taxes, and licenses & fees	2	7	10	7	8

Total fixed operating expenses	$219	$212	$210	$200	$211

Commissions and other variable expenses	402	368	375	354	388

Total other expenses	$621	$580	$585	$554	$599

INDIVIDUAL ANNUITY SALES BY PRODUCT (1)

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (in millions)	2009	2009	2009	2010	2010

Individual Annuity Sales
Annuities Sales (1)
Fixed annuity sales	$949	$596	$499	$359	$373
Variable annuity sales	4,507	3,441	3,711	4,034	4,474

Total annuity sales (2)	$5,456	$4,037	$4,210	$4,393	$4,847

Separate Account and General Account
Separate Accounts

Total variable annuities separate accounts	$2,775	$2,171	$2,518	$2,875	$3,218

General Accounts
Fixed annuity	949	596	499	359	373
Variable annuity	1,732	1,270	1,193	1,159	1,256

Total general accounts	2,681	1,866	1,692	1,518	1,629

Total premiums and deposits	$5,456	$4,037	$4,210	$4,393	$4,847

(1)	Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

(2)	Of the $4,847 million of Annuity Sales during the three months ended June 30, 2010, approximately 19% were distributed through MetLife agents, 6% through New England Financial agents, 66% through MetLife’s third party channels, 8% through MetLife Resources representatives and 1% through other distribution channels.

U.S. BUSINESS
RETIREMENT PRODUCTS
SPREAD
DEFERRED ANNUITIES

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2009	2009	2009	2010	2010

Investment income yield	5.84%	5.86%	5.92%	6.19%	6.07%
Average crediting rate	3.96%	3.88%	3.85%	3.75%	3.69%

Annualized general account spread	1.88%	1.98%	2.07%	2.44%	2.38%

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$695	$639	$903	$801	$573	$1,019	$1,374
Universal life and investment-type product policy fees	61	34	41	55	56	101	111
Net investment income	1,179	1,210	1,266	1,270	1,313	2,290	2,583
Other revenues	69	34	67	64	59	138	123

Total operating revenues	2,004	1,917	2,277	2,190	2,001	3,548	4,191

OPERATING EXPENSES
Policyholder benefits and dividends	1,240	1,192	1,486	1,362	1,143	2,119	2,505
Interest credited to policyholder account balances	409	390	375	355	364	868	719
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(6)	(5)	(1)	(8)	(3)	(8)	(11)
Amortization of DAC and VOBA	4	3	3	4	4	9	8
Interest expense	—	1	—	2	2	2	4
Other expenses	122	128	129	124	125	227	249

Total operating expenses	1,769	1,709	1,992	1,839	1,635	3,217	3,474

Operating earnings before provision for income tax	235	208	285	351	366	331	717
Provision for income tax expense (benefit)	80	68	94	123	128	111	251

Operating earnings	155	140	191	228	238	220	466
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$155	$140	$191	$228	$238	$220	$466

Net Income Reconciliation

Operating earnings	$155	$140	$191	$228	$238	$220	$466

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(821)	(417)	(213)	(5)	246	(1,630)	241
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	45	58	52	51	46	84	97
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	(1)	(2)	(2)	(1)	(1)	(3)	(2)
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(28)	(40)	—	(4)	(37)	(29)	(41)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	1	1	1	3	(1)	2	2
Amortization of DAC and VOBA — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	1	1	1	—	2
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	282	141	54	(17)	(94)	550	(111)

Income (loss) from continuing operations, net of income tax	(367)	(119)	84	256	398	(806)	654
Income (loss) from discontinued operations, net of income tax	1	1	4	1	6	2	7

Net income (loss)	(366)	(118)	88	257	404	(804)	661
Less: Net income (loss) attributable to noncontrolling interest	—	—	1	—	1	—	1

Net income (loss) attributable to MetLife, Inc.	(366)	(118)	87	257	403	(804)	660
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(366)	$(118)	$87	$257	$403	$(804)	$660

Premiums, Fees and Other Revenues	$825	$707	$1,011	$920	$688	$1,258	$1,608

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010

Balance, beginning of period	$101,662	$99,652	$97,897	$97,170	$100,187
Premiums and deposits	16,393	10,427	9,836	11,720	12,136
Surrenders and withdrawals	(18,009)	(12,532)	(10,466)	(8,856)	(13,432)
Benefit payments	(769)	(820)	(800)	(806)	(821)

Net Flows	(2,385)	(2,925)	(1,430)	2,058	(2,117)
Net transfers from (to) separate account	(17)	(16)	58	16	(59)
Interest	1,083	1,044	1,049	1,036	1,048
Policy charges	(36)	(30)	(20)	(31)	(34)
Other	(655)	172	(384)	(62)	1,195

Balance, end of period	$99,652	$97,897	$97,170	$100,187	$100,220

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010

Balance, beginning of period	$42,726	$42,293	$46,015	$45,732	$48,830
Premiums and deposits	631	1,931	1,748	2,061	1,240
Surrenders and withdrawals	(1,099)	(1,177)	(1,360)	(1,501)	(1,250)
Benefit payments	(13)	(10)	(11)	(11)	(17)

Net Flows	(481)	744	377	549	(27)
Investment Performance	1,590	2,703	384	1,049	501
Net transfers from (to) general account	17	16	(58)	(16)	59
Policy charges	(57)	(55)	(57)	(61)	(50)
Other	(1,502)	314	(929)	1,577	616

Balance, end of period	$42,293	$46,015	$45,732	$48,830	$49,929

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010

Direct and allocated expenses	$69	$63	$65	$55	$71
Pension and other post-retirement benefit costs	16	15	15	11	12
Premium taxes, other taxes, and licenses and fees	6	12	5	3	5

Total fixed operating expenses	$91	$90	$85	$69	$88

Commissions and other variable expenses	31	38	44	55	37

Total other expenses	$122	$128	$129	$124	$125

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
SPREAD

CORPORATE BENEFIT FUNDING	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2009	2009	2009	2010	2010

Investment income yield	4.52%	4.71%	4.96%	5.04%	5.16%
Average crediting rate	4.15%	4.14%	4.13%	4.00%	4.04%

Annualized general account spread	0.37%	0.57%	0.83%	1.04%	1.12%

U.S. BUSINESS
AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010	2009	2010

OPERATING REVENUES
Premiums (1)	$726	$727	$727	$714	$723	$1,448	$1,437
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	49	45	46	53	52	89	105
Other revenues	5	8	11	(2)	8	14	6

Total operating revenues	780	780	784	765	783	1,551	1,548

OPERATING EXPENSES
Policyholder benefits and dividends (1)	492	483	478	494	506	971	1,000
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(113)	(112)	(106)	(104)	(117)	(217)	(221)
Amortization of DAC and VOBA	111	107	108	107	111	221	218
Interest expense	—	—	—	—	—	—	—
Other expenses	194	189	194	179	193	381	372

Total operating expenses	684	667	674	676	693	1,356	1,369

Operating earnings before provision for income tax	96	113	110	89	90	195	179
Provision for income tax expense (benefit)	20	27	26	17	17	43	34

Operating earnings	76	86	84	72	73	152	145
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$76	$86	$84	$72	$73	$152	$145

Net Income Reconciliation

Operating earnings	$76	$86	$84	$72	$73	$152	$145

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(8)	(30)	5	(1)	(2)	23	(3)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	3	11	(2)	—	1	(8)	1

Income (loss) from continuing operations, net of income tax	71	67	87	71	72	167	143
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	71	67	87	71	72	167	143
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	71	67	87	71	72	167	143
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$71	$67	$87	$71	$72	$167	$143

Premiums, Fees and Other Revenues	$731	$735	$738	$712	$731	$1,462	$1,443

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME — AUTO
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010	2009	2010

OPERATING REVENUES
Premiums (1)	$499	$500	$495	$484	$489	$996	$973
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	30	28	29	34	34	55	68
Other revenues	3	5	4	4	5	8	9

Total operating revenues	532	533	528	522	528	1,059	1,050

OPERATING EXPENSES
Policyholder benefits and dividends (1)	350	353	373	336	320	666	656
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(75)	(77)	(65)	(68)	(76)	(145)	(144)
Amortization of DAC and VOBA	75	74	68	69	74	145	143
Interest expense	—	—	—	—	—	—	—
Other expenses	124	124	128	120	127	253	247

Total operating expenses	474	474	504	457	445	919	902

Operating earnings before provision for income tax	58	59	24	65	83	140	148
Provision for income tax expense (benefit)	13	13	—	13	21	33	34

Operating earnings	45	46	24	52	62	107	114
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$45	$46	$24	$52	$62	$107	$114

Net Income Reconciliation

Operating earnings	$45	$46	$24	$52	$62	$107	$114

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(5)	(18)	2	(1)	(1)	14	(2)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	2	7	(1)	—	1	(5)	1

Income (loss) from continuing operations, net of income tax	42	35	25	51	62	116	113
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	42	35	25	51	62	116	113
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	42	35	25	51	62	116	113
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$42	$35	$25	$51	$62	$116	$113

Premiums, Fees and Other Revenues	$502	$505	$499	$488	$494	$1,004	$982

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME — HOMEOWNERS & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010	2009	2010

OPERATING REVENUES
Premiums (1)	$227	$227	$232	$230	$234	$452	$464
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	19	17	17	19	18	34	37
Other revenues	2	3	7	(6)	3	6	(3)

Total operating revenues	248	247	256	243	255	492	498

OPERATING EXPENSES
Policyholder benefits and dividends (1)	142	130	105	158	186	305	344
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(38)	(35)	(41)	(36)	(41)	(72)	(77)
Amortization of DAC and VOBA	36	33	40	38	37	76	75
Interest expense	—	—	—	—	—	—	—
Other expenses	70	65	66	59	66	128	125

Total operating expenses	210	193	170	219	248	437	467

Operating earnings before provision for income tax	38	54	86	24	7	55	31
Provision for income tax expense (benefit)	7	14	26	4	(4)	10	—

Operating earnings	31	40	60	20	11	45	31
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$31	$40	$60	$20	$11	$45	$31

Net Income Reconciliation

Operating earnings	$31	$40	$60	$20	$11	$45	$31

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(3)	(12)	3	—	(1)	9	(1)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	1	4	(1)	—	—	(3)	—

Income (loss) from continuing operations, net of income tax	29	32	62	20	10	51	30
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	29	32	62	20	10	51	30
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	29	32	62	20	10	51	30
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$29	$32	$62	$20	$10	$51	$30

Premiums, Fees and Other Revenues	$229	$230	$239	$224	$237	$458	$461

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

	For the Three Months Ended
Unaudited (In millions)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010

Written Premiums by Product
Automobile	$503	$503	$475	$486	$509
Homeowners	231	240	212	190	242
Other	13	11	11	21	13

Total	$747	$754	$698	$697	$764

Selected Financial Information and Supplemental Data

Total Auto & Home
Loss and loss adjustment expense ratio	67.7%	66.1%	65.6%	69.5%	69.8%
Policyholder benefits and dividends	0.2%	0.1%	0.1%	(0.3%)	0.1%
Other expense ratio	26.2%	25.5%	27.2%	25.5%	26.0%
Payment fees credit	(0.6%)	(0.6%)	(0.6%)	(0.6%)	(0.6%)

Total combined ratio	93.5%	91.1%	92.3%	94.1%	95.3%
Effect of catastrophe losses	5.5%	3.4%	0.5%	5.3%	9.8%

Combined ratio excluding catastrophes	88.0%	87.7%	91.8%	88.8%	85.5%

Auto
Loss and loss adjustment expense ratio	69.8%	70.2%	75.5%	69.8%	65.3%
Policyholder benefits and dividends	0.2%	0.1%	0.1%	(0.3%)	0.1%
Other expense ratio	25.1%	24.4%	26.7%	25.0%	25.6%
Payment fees credit	(0.7%)	(0.7%)	(0.7%)	(0.7%)	(0.7%)

Total combined ratio	94.4%	94.0%	101.6%	93.8%	90.3%
Effect of catastrophe losses	0.8%	0.4%	(0.2%)	0.5%	1.8%

Combined ratio excluding catastrophes	93.6%	93.6%	101.8%	93.3%	88.5%

Homeowners & Other
Loss and loss adjustment expense ratio	63.3%	56.9%	44.7%	68.7%	79.3%
Policyholder benefits and dividends	0.2%	0.2%	0.1%	(0.3%)	0.1%
Other expense ratio	28.5%	28.0%	28.2%	26.7%	26.8%
Payment fees credit	(0.4%)	(0.4%)	(0.4%)	(0.4%)	(0.4%)

Total combined ratio	91.6%	84.7%	72.6%	94.7%	105.8%
Effect of catastrophe losses	15.9%	9.7%	1.9%	15.3%	26.6%

Combined ratio excluding catastrophes	75.7%	75.0%	70.7%	79.4%	79.2%

Pre-Tax Catastrophe Losses
Auto	$4	$2	$(1)	$3	$8
Homeowners & Other	36	22	5	35	63

Total	$40	$24	$4	$38	$71

Catastrophe points on combined ratios	5.5	3.4	0.5	5.3	9.8

INTERNATIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	June 30, 2010

OPERATING REVENUES
Premiums	$777	$868	$821	$893	$895	$1,498	$1,788
Universal life and investment-type product policy fees	226	222	403	291	315	436	606
Net investment income	359	395	271	450	297	527	747
Other revenues	2	4	6	1	4	4	5

Total operating revenues	1,364	1,489	1,501	1,635	1,511	2,465	3,146

OPERATING EXPENSES
Policyholder benefits and dividends	600	705	807	838	839	1,148	1,677
Interest credited to policyholder account balances	159	198	146	151	42	237	193
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(140)	(164)	(181)	(192)	(168)	(285)	(360)
Amortization of DAC and VOBA	98	79	143	105	115	193	220
Interest expense	1	3	2	1	2	3	3
Other expenses	436	481	544	522	493	772	1,015

Total operating expenses	1,154	1,302	1,461	1,425	1,323	2,068	2,748

Operating earnings before provision for income tax	210	187	40	210	188	397	398
Provision for income tax expense (benefit)	52	34	19	59	43	108	102

Operating earnings	158	153	21	151	145	289	296
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$158	$153	$21	$151	$145	$289	$296

Net Income Reconciliation
Operating earnings	$158	$153	$21	$151	$145	$289	$296

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(501)	(574)	(282)	(29)	266	(47)	237
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(5)	(3)	(10)	(8)	(14)	—	(22)
Equity method operating joint ventures	(96)	(35)	(45)	(5)	(97)	(76)	(102)
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	39	(24)	2	(19)	(114)	17	(133)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(1)	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	(9)	(7)	(11)	(3)	(8)	(14)	(11)
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	201	207	107	24	(106)	52	(82)

Income (loss) from continuing operations, net of income tax	(214)	(283)	(218)	111	72	221	183
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	(214)	(283)	(218)	111	72	221	183
Less: Net income (loss) attributable to noncontrolling interest	(9)	(5)	(9)	(2)	(8)	(14)	(10)

Net income (loss) attributable to MetLife, Inc.	(205)	(278)	(209)	113	80	235	193
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(205)	$(278)	$(209)	$113	$80	$235	$193

Premiums, Fees and Other Revenues	$1,005	$1,094	$1,230	$1,185	$1,214	$1,938	$2,399

Actual Number of Sales Representatives	5,747	5,622	6,318	6,102	6,205

INTERNATIONAL — LATIN AMERICA REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	June 30, 2010

OPERATING REVENUES
Premiums	$366	$420	$429	$454	$461	$714	$915
Universal life and investment-type product policy fees	136	133	156	150	157	258	307
Net investment income	191	193	119	280	246	310	526
Other revenues	1	3	2	1	2	2	3

Total operating revenues	694	749	706	885	866	1,284	1,751

OPERATING EXPENSES
Policyholder benefits and dividends	326	384	438	486	468	591	954
Interest credited to policyholder account balances	81	86	86	90	83	159	173
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(41)	(40)	(45)	(49)	(53)	(75)	(102)
Amortization of DAC and VOBA	34	22	27	37	35	66	72
Interest expense	—	—	—	—	2	—	2
Other expenses	177	193	209	202	201	248	403

Total operating expenses	577	645	715	766	736	989	1,502

Operating earnings before provision for income tax	117	104	(9)	119	130	295	249
Provision for income tax expense (benefit)	31	23	12	34	29	87	63

Operating earnings	86	81	(21)	85	101	208	186
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$86	$81	$(21)	$85	$101	$208	$186

Net Income Reconciliation
Operating earnings	$86	$81	$(21)	$85	$101	$208	$186

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	23	(23)	35	(13)	(23)	6	(36)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	2	(3)	(1)	(6)	8	(7)
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	39	(24)	2	(19)	(114)	17	(133)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(11)	10	(5)	13	38	(8)	51

Income (loss) from continuing operations, net of income tax	137	46	8	65	(4)	231	61
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	137	46	8	65	(4)	231	61
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	137	46	8	65	(4)	231	61
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$137	$46	$8	$65	$(4)	$231	$61

Premiums, Fees and Other Revenues	$503	$556	$587	$605	$620	$974	$1,225

Actual Number of Sales Representatives	120	114	126	112	104

INTERNATIONAL — ASIA PACIFIC REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	June 30, 2010

OPERATING REVENUES
Premiums	$329	$353	$281	$334	$352	$618	$686
Universal life and investment-type product policy fees	78	78	230	120	135	154	255
Net investment income	147	126	131	117	64	197	181
Other revenues	1	—	1	—	1	1	1

Total operating revenues	555	557	643	571	552	970	1,123

OPERATING EXPENSES
Policyholder benefits and dividends	253	292	323	308	346	511	654
Interest credited to policyholder account balances	63	40	41	14	(22)	69	(8)
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(75)	(88)	(90)	(92)	(89)	(134)	(181)
Amortization of DAC and VOBA	52	49	105	56	67	104	123
Interest expense	—	2	1	—	—	1	—
Other expenses	154	167	185	185	176	288	361

Total operating expenses	447	462	565	471	478	839	949

Operating earnings before provision for income tax	108	95	78	100	74	131	174
Provision for income tax expense (benefit)	22	13	13	26	16	24	42

Operating earnings	86	82	65	74	58	107	132
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$86	$82	$65	$74	$58	$107	$132

Net Income Reconciliation
Operating earnings	$86	$82	$65	$74	$58	$107	$132

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(527)	(555)	(316)	26	290	(58)	316
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(5)	(5)	(7)	(7)	(8)	(8)	(15)
Equity method operating joint ventures	(96)	(35)	(45)	(5)	(97)	(76)	(102)
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(1)	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	213	198	112	10	(145)	61	(135)

Income (loss) from continuing operations, net of income tax	(330)	(315)	(191)	98	98	26	196
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	(330)	(315)	(191)	98	98	26	196
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(330)	(315)	(191)	98	98	26	196
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(330)	$(315)	$(191)	$98	$98	$26	$196

Premiums, Fees and Other Revenues	$408	$431	$512	$454	$488	$773	$942

Actual Number of Sales Representatives	5,627	5,508	6,192	5,990	6,101

INTERNATIONAL — EUROPE/MIDDLE EAST/INDIA REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	June 30, 2010

OPERATING REVENUES
Premiums	$82	$95	$111	$105	$82	$166	$187
Universal life and investment-type product policy fees	12	11	17	21	23	24	44
Net investment income	21	76	21	53	(13)	20	40
Other revenues	—	1	3	—	1	1	1

Total operating revenues	115	183	152	179	93	211	272

OPERATING EXPENSES
Policyholder benefits and dividends	21	29	46	44	25	46	69
Interest credited to policyholder account balances	15	72	19	47	(19)	9	28
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(24)	(36)	(46)	(51)	(26)	(76)	(77)
Amortization of DAC and VOBA	12	8	11	12	13	23	25
Interest expense	1	1	1	1	—	2	1
Other expenses	105	121	150	135	116	236	251

Total operating expenses	130	195	181	188	109	240	297

Operating earnings before provision for income tax	(15)	(12)	(29)	(9)	(16)	(29)	(25)
Provision for income tax expense (benefit)	(1)	(2)	(6)	(1)	(2)	(3)	(3)

Operating earnings	(14)	(10)	(23)	(8)	(14)	(26)	(22)
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(14)	$(10)	$(23)	$(8)	$(14)	$(26)	$(22)

Net Income Reconciliation
Operating earnings	$(14)	$(10)	$(23)	$(8)	$(14)	$(26)	$(22)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	3	4	(1)	(42)	(1)	5	(43)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	(9)	(7)	(11)	(3)	(8)	(14)	(11)
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(1)	(1)	—	1	1	(1)	2

Income (loss) from continuing operations, net of income tax	(21)	(14)	(35)	(52)	(22)	(36)	(74)
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	(21)	(14)	(35)	(52)	(22)	(36)	(74)
Less: Net income (loss) attributable to noncontrolling interest	(9)	(5)	(9)	(2)	(8)	(14)	(10)

Net income (loss) attributable to MetLife, Inc.	(12)	(9)	(26)	(50)	(14)	(22)	(64)
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(12)	$(9)	$(26)	$(50)	$(14)	$(22)	$(64)

Premiums, Fees and Other Revenues	$94	$107	$131	$126	$106	$191	$232

Actual Number of Sales Representatives	—	—	—	—	—

BANKING, CORPORATE & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	June 30, 2010

OPERATING REVENUES
Premiums	$4	$5	$8	$—	$3	$6	$3
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	135	120	171	243	223	186	466
Other revenues	281	274	270	213	231	548	444

Total operating revenues	420	399	449	456	457	740	913

OPERATING EXPENSES
Policyholder benefits and dividends	3	—	1	(5)	(2)	3	(7)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	40	37	43	39	36	83	75
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	2	—	1	—	—	2	—
Interest expense	252	270	265	261	262	492	523
Other expenses	331	297	421	274	273	618	547

Total operating expenses	628	604	731	569	569	1,198	1,138

Operating earnings before provision for income tax	(208)	(205)	(282)	(113)	(112)	(458)	(225)
Provision for income tax expense (benefit)	(145)	(167)	(203)	(69)	(102)	(247)	(171)

Operating earnings	(63)	(38)	(79)	(44)	(10)	(211)	(54)
Preferred stock dividends	31	30	31	30	31	61	61

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(94)	$(68)	$(110)	$(74)	$(41)	$(272)	$(115)

Net Income Reconciliation
Operating earnings	$(63)	$(38)	$(79)	$(44)	$(10)	$(211)	$(54)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(501)	(517)	(29)	(27)	(30)	(197)	(57)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	2	12	9	8	8	1	16
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	106	103	—	209
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	(106)	(103)	—	(209)
Other expenses:
Noncontrolling interest	(11)	—	2	1	(5)	(9)	(4)
Business combination costs	—	(22)	2	(29)	(36)	(11)	(65)
Provision for income tax (expense) benefit	186	187	89	17	24	78	41

Income (loss) from continuing operations, net of income tax	(387)	(378)	(6)	(74)	(49)	(349)	(123)
Income (loss) from discontinued operations, net of income tax	—	(2)	(4)	—	—	12	—

Net income (loss)	(387)	(380)	(10)	(74)	(49)	(337)	(123)
Less: Net income (loss) attributable to noncontrolling interest	(7)	—	1	1	(3)	(6)	(2)

Net income (loss) attributable to MetLife, Inc.	(380)	(380)	(11)	(75)	(46)	(331)	(121)
Less: Preferred stock dividends	31	30	31	30	31	61	61

Net income (loss) available to MetLife, Inc.’s common shareholders	$(411)	$(410)	$(42)	$(105)	$(77)	$(392)	$(182)

Premiums, Fees and Other Revenues	$285	$279	$278	$213	$234	$554	$447

BANKING, CORPORATE & OTHER — BANKING
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	June 30, 2010

OPERATING REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	129	115	119	108	113	250	221
Other revenues	271	264	258	191	224	526	415

Total operating revenues	400	379	377	299	337	776	636

OPERATING EXPENSES
Policyholder benefits and dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	40	37	43	39	36	83	75
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense	14	16	13	12	12	27	24
Other expenses	229	178	214	160	179	431	339

Total operating expenses	283	231	270	211	227	541	438

Operating earnings before provision for income tax	117	148	107	88	110	235	198
Provision for income tax expense (benefit)	41	68	42	35	43	82	78

Operating earnings	76	80	65	53	67	153	120
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$76	$80	$65	$53	$67	$153	$120

Net Income Reconciliation
Operating earnings	$76	$80	$65	$53	$67	$153	$120

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(15)	(42)	(18)	(12)	(39)	(70)	(51)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	1	—	1	—	—	1	—
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	1	—	1	—	1	1	1
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	5	19	8	5	15	24	20

Income (loss) from continuing operations, net of income tax	68	57	57	46	44	109	90
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	68	57	57	46	44	109	90
Less: Net income (loss) attributable to noncontrolling interest	1	—	—	—	1	1	1

Net income (loss) attributable to MetLife, Inc.	67	57	57	46	43	108	89
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$67	$57	$57	$46	$43	$108	$89

Premiums, Fees and Other Revenues	$271	$264	$258	$191	$224	$526	$415

BANKING, CORPORATE & OTHER — CORPORATE & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	June 30, 2010

OPERATING REVENUES
Premiums	$4	$5	$8	$—	$3	$6	$3
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	6	5	52	135	110	(64)	245
Other revenues	10	10	12	22	7	22	29

Total operating revenues	20	20	72	157	120	(36)	277

OPERATING EXPENSES
Policyholder benefits and dividends	3	—	1	(5)	(2)	3	(7)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	2	—	1	—	—	2	—
Interest expense	238	254	252	249	250	465	499
Other expenses	102	119	207	114	94	187	208

Total operating expenses	345	373	461	358	342	657	700

						—
Operating earnings before provision for income tax	(325)	(353)	(389)	(201)	(222)	(693)	(423)
Provision for income tax expense (benefit)	(186)	(235)	(245)	(104)	(145)	(329)	(249)

Operating earnings	(139)	(118)	(144)	(97)	(77)	(364)	(174)
Preferred stock dividends	31	30	31	30	31	61	61

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(170)	$(148)	$(175)	$(127)	$(108)	$(425)	$(235)

Net Income Reconciliation
Operating earnings	$(139)	$(118)	$(144)	$(97)	$(77)	$(364)	$(174)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(486)	(475)	(11)	(15)	9	(127)	(6)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	1	12	8	8	8	—	16
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	106	103	—	209
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	(106)	(103)	—	(209)
Other expenses:
Noncontrolling interest	(12)	—	1	1	(6)	(10)	(5)
Business combination costs	—	(22)	2	(29)	(36)	(11)	(65)
Provision for income tax (expense) benefit	181	168	81	12	9	54	21

Income (loss) from continuing operations, net of income tax	(455)	(435)	(63)	(120)	(93)	(458)	(213)
Income (loss) from discontinued operations, net of income tax	—	(2)	(4)	—	—	12	—

Net income (loss)	(455)	(437)	(67)	(120)	(93)	(446)	(213)
Less: Net income (loss) attributable to noncontrolling interest	(8)	—	1	1	(4)	(7)	(3)

Net income (loss) attributable to MetLife, Inc.	(447)	(437)	(68)	(121)	(89)	(439)	(210)
Less: Preferred stock dividends	31	30	31	30	31	61	61

Net income (loss) available to MetLife, Inc.’s common shareholders	$(478)	$(467)	$(99)	$(151)	$(120)	$(500)	$(271)

Premiums, Fees and Other Revenues	$14	$15	$20	$22	$10	$28	$32

BANKING, CORPORATE & OTHER — BANKING (1), (2)
SUPPLEMENTAL INFORMATION

	At or For the Three Months Ended					At or For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions, except ratios)	2009	2009	2009	2010	2010	2009	2010

The following supplemental information for MetLife Bank is presented in accordance with Banking Standards:

Income Statement
Net interest income, net of interest expense	$73	$66	$64	$58	$64	$133	$122
Provision for credit losses	(14)	(27)	6	(4)	—	(56)	(4)
Non interest income	275	248	242	185	192	523	377
Non interest expense	(231)	(181)	(220)	(163)	(185)	(434)	(348)

Income before taxes	103	106	92	76	71	166	147
Income tax expense	36	49	35	30	28	58	58

Net income (loss) available to MetLife, Inc.’s common shareholders	$67	$57	$57	$46	$43	$108	$89

Selected Balance Sheet Accounts

Loans Held-for-Investment:
Commercial Loans & Mortgages	$2,016	$1,965	$2,079	$2,104	$2,113
Consumer	724	805	834	938	1,194
Agriculture	185	176	173	174	189

Total Loans	2,925	2,946	3,086	3,216	3,496

Allowance for Loan Losses	(87)	(101)	(93)	(73)	(71)

Total Loans Held-for-Investments (Net)	$2,838	$2,845	$2,993	$3,143	$3,425

Net Charge-offs	$0.5	$12.7	$2.0	$24.2	$1.4	$0.8	$25.6

Loans Held-for-Sale	$4,271	$2,442	$2,728	$2,003	$2,629

Total Assets	$14,640	$13,140	$14,107	$13,573	$14,549

Total Deposits	$7,806	$8,372	$10,211	$10,032	$9,790

Key Ratios & Statistics

Tier 1 Capital	$806	$860	$898	$948	$1,013
Risk Weighted Assets	$7,764	$6,796	$7,381	$6,909	$7,221

Tier 1 Capital Ratio	10.39%	12.65%	12.16%	13.73%	14.03%
Total Capital Ratio	11.52%	13.90%	13.41%	14.83%	15.06%
Tier 1 Leverage	6.22%	6.37%	6.64%	7.05%	7.38%

Net Interest Margin	2.30%	2.20%	1.98%	1.91%	2.02%	2.26%	1.96%

Allowance / Total Loans	2.97%	3.44%	3.01%	2.27%	2.04%
Allowance / Non Performing Assets	430.69%	135.94%	113.00%	162.00%	176.00%

(1)	All amounts on this page relate to MetLife Bank only.

(2)	Current period numbers are preliminary, subject to regulatory filing on July 30, 2010.

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010

Fixed Maturity Securities
Yield (1)	5.91%	5.89%	5.59%	5.73%	5.33%
Investment income (2), (3)	$3,036	$3,090	$2,973	$3,134	$2,959
Investment gains (losses) (3)	(378)	(455)	(221)	(67)	(126)
Ending carrying value (2), (3)	213,034	225,866	230,026	242,331	249,249

Mortgage Loans
Yield (1)	5.37%	5.33%	5.50%	5.40%	5.55%
Investment income (3), (4)	694	675	686	672	695
Investment gains (losses) (3)	(125)	(129)	(42)	(28)	11
Ending carrying value (3)	52,500	50,681	50,909	50,371	51,144

Real Estate and Real Estate Joint Ventures
Yield (1)	(8.83%)	(6.09%)	(5.64%)	(2.11%)	3.15%
Investment income	(162)	(109)	(98)	(36)	54
Investment gains (losses) (3)	(68)	(70)	7	(22)	(17)
Ending carrying value	7,296	7,032	6,896	6,866	6,841

Policy Loans
Yield (1)	6.51%	6.56%	6.67%	7.04%	6.25%
Investment income	161	163	167	178	159
Ending carrying value	9,907	10,001	10,061	10,146	10,180

Equity Securities
Yield (1)	6.01%	4.50%	6.13%	3.39%	5.40%
Investment income	54	37	47	25	39
Investment gains (losses)	(108)	(53)	31	27	74
Ending carrying value	3,045	3,117	3,084	3,066	2,741

Other Limited Partnership Interests
Yield (1)	5.46%	9.75%	16.90%	18.85%	11.13%
Investment income	72	127	227	265	161
Investment gains (losses)	(247)	(12)	—	(1)	(10)
Ending carrying value	5,193	5,255	5,508	5,753	5,856

Cash and Short-term Investments
Yield (1)	0.45%	0.45%	0.34%	0.36%	0.37%
Investment income	24	20	14	13	15
Investment gains (losses)	2	5	1	1	—
Ending carrying value (3)	21,330	22,423	18,486	17,183	20,421

Other Invested Assets (5)
Investment income	98	54	95	154	166
Investment gains (losses) (3)	(3,033)	(1,455)	(739)	101	1,389
Ending carrying value	13,071	13,916	12,709	12,327	15,584

Total Investments
Investment income yield (1)	5.02%	5.14%	5.21%	5.53%	5.23%
Investment fees and expenses yield	(0.15%)	(0.13%)	(0.14%)	(0.14%)	(0.13%)

Net Investment Income Yield	4.87%	5.01%	5.07%	5.39%	5.10%

Investment income	3,977	4,057	4,111	4,405	4,248
Investment fees and expenses	(118)	(101)	(111)	(112)	(105)

Net Investment Income (3)	$3,859	$3,956	$4,000	$4,293	$4,143

Ending Carrying Value (3)	$325,376	$338,291	$337,679	$348,043	$362,016

Gross investment gains	$263	$299	$416	$400	$396
Gross investment losses	(546)	(489)	(272)	(211)	(253)
Writedowns	(846)	(661)	(297)	(149)	(172)

Subtotal	(1,129)	(851)	(153)	40	(29)
Derivatives gains (losses)	(2,828)	(1,318)	(810)	(29)	1,350

Investment Gains (Losses) (3)	(3,957)	(2,169)	(963)	11	1,321
Investment gains (losses) income tax benefit (provision)	1,394	751	406	(9)	(554)

Investment Gains (Losses), Net of Income Tax	$(2,563)	$(1,418)	$(557)	$2	$767

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average of quarterly ending assets exclude collateral received from counterparties associated with the Company’s securities lending program and exclude the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities.

(2)	Fixed maturity securities includes $1,471 million, $1,970 million, $2,384 million, $2,765 million and $2,901 million in ending carrying value, and $130 million, $163 million, $90 million, $79 million and ($56) million of investment income (loss) related to trading securities at or for the three months ended June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, respectively.

(3)	Certain measures in this yield table vary from the most directly comparable measures presented in accordance with GAAP. The reconciliation of the yield table measures to the most directly comparable measures presented in accordance with GAAP are: 1) Ending carrying value adjustments for the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities which include trading securities (included within fixed maturity securities in the yield table above) of $274 million and $257 million, mortgage loans of $7,065 million and $7,107 million and cash and short-term investments of $38 million and $27 million at March 31, 2010 and June 30, 2010, respectively; 2) Investment income and net investment income adjustments as presented on page 4 within the Net Income Reconciliation; and 3) Investment gains (losses) presented in the above yield table and GAAP net investment gains (losses) adjustments as presented below for the three months ended:

	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010

Investment gains (losses) — in above yield table	$(3,957)	$(2,169)	$(963)	$11	$1,321
Real estate discontinued operations	—	—	(8)	—	(10)
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	32	(4)	29	49	61
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	(1)	(1)	(3)	1
Equity method operating joint ventures	96	35	45	5	97
Net investment gains (losses) related to certain consolidated securitization entities	—	—	—	10	(2)

Net investment gains (losses) — GAAP basis	$(3,829)	$(2,139)	$(898)	$72	$1,468

(4)	Investment income from mortgage loans includes prepayment fees.

(5)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. However, the accruals of settlement payments in other liabilities are included in net investment income for GAAP. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the above yield table.

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2009	2009	2009	2010	2010

Fixed Maturity Securities
Yield (1)	5.81%	5.83%	5.77%	5.73%	5.53%
Investment income (2), (3)	$5,836	$8,926	$11,899	$3,134	$6,093
Investment gains (losses) (3)	(987)	(1,442)	(1,663)	(67)	(193)
Ending carrying value (2), (3)	213,034	225,866	230,026	242,331	249,249

Mortgage Loans
Yield (1)	5.35%	5.34%	5.38%	5.40%	5.47%
Investment income (3), (4)	1,374	2,049	2,735	672	1,367
Investment gains (losses) (3)	(271)	(400)	(442)	(28)	(17)
Ending carrying value (3)	52,500	50,681	50,909	50,371	51,144

Real Estate and Real Estate Joint Ventures
Yield (1)	(9.01%)	(8.05%)	(7.47%)	(2.11%)	0.52%
Investment income	(334)	(443)	(541)	(36)	18
Investment gains (losses) (3)	(93)	(163)	(156)	(22)	(39)
Ending carrying value	7,296	7,032	6,896	6,866	6,841

Policy Loans
Yield (1)	6.45%	6.49%	6.54%	7.04%	6.64%
Investment income	318	481	648	178	337
Ending carrying value	9,907	10,001	10,061	10,146	10,180

Equity Securities
Yield (1)	4.94%	4.83%	5.12%	3.39%	4.37%
Investment income	91	128	175	25	64
Investment gains (losses)	(377)	(430)	(399)	27	101
Ending carrying value	3,045	3,117	3,084	3,066	2,741

Other Limited Partnership Interests
Yield (1)	(6.59%)	(1.32%)	3.22%	18.85%	14.93%
Investment income	(181)	(54)	173	265	426
Investment gains (losses)	(344)	(356)	(356)	(1)	(11)
Ending carrying value	5,193	5,255	5,508	5,753	5,856

Cash and Short-term Investments
Yield (1)	0.47%	0.46%	0.44%	0.36%	0.37%
Investment income	60	80	94	13	28
Investment gains (losses)	—	5	6	1	1
Ending carrying value (3)	21,330	22,423	18,486	17,183	20,421

Other Invested Assets (5)
Investment income	190	244	339	154	320
Investment gains (losses) (3)	(2,800)	(4,255)	(4,994)	101	1,490
Ending carrying value	13,071	13,916	12,709	12,327	15,584

Total Investments
Investment income yield (1)	4.63%	4.80%	4.90%	5.53%	5.38%
Investment fees and expenses yield	(0.14%)	(0.14%)	(0.14%)	(0.14%)	(0.13%)

Net Investment Income Yield	4.49%	4.66%	4.76%	5.39%	5.25%

Investment income	7,354	11,411	15,522	4,405	8,653
Investment fees and expenses	(221)	(322)	(433)	(112)	(217)

Net Investment Income (3)	$7,133	$11,089	$15,089	$4,293	$8,436

Ending Carrying Value (3)	$325,376	$338,291	$337,679	$348,043	$362,016

Gross investment gains	$834	$1,133	$1,549	$400	$796
Gross investment losses	(1,081)	(1,570)	(1,842)	(211)	(464)
Writedowns	(1,887)	(2,548)	(2,845)	(149)	(321)

Subtotal	(2,134)	(2,985)	(3,138)	40	11
Derivatives gains (losses)	(2,738)	(4,056)	(4,866)	(29)	1,321

Investment Gains (Losses) (3)	(4,872)	(7,041)	(8,004)	11	1,332
Investment gains (losses) income tax benefit (provision)	1,719	2,470	2,876	(9)	(563)

Investment Gains (Losses), Net of Income Tax	$(3,153)	$(4,571)	$(5,128)	$2	$769

(1)	Yields are based on average of quarterly asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average of quarterly ending assets exclude collateral received from counterparties associated with the Company’s securities lending program and exclude the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities.

(2)	Fixed maturity securities includes $1,471 million, $1,970 million, $2,384 million, $2,765 million and $2,901 million in ending carrying value, and $147 million, $310 million, $400 million, $79 million and $23 million of investment income (loss) related to trading securities at or for the year-to-date period ended June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, respectively.

(3)	Certain measures in this yield table vary from the most directly comparable measures presented in accordance with GAAP. The reconciliation of the yield table measures to the most directly comparable measures presented in accordance with GAAP are: 1) Ending carrying value adjustments for the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities which include trading securities (included within fixed maturity securities in the yield table above) of $274 million and $257 million, mortgage loans of $7,065 million and $7,107 million and cash and short-term investments of $38 million and $27 million at March 31, 2010 and June 30, 2010, respectively; 2) Investment income and net investment income adjustments as presented on page 4 within the Net Income Reconciliation; and 3) Investment gains (losses) presented in the above yield table and GAAP net investment gains (losses) adjustments as presented below for the year-to-date periods ended:

	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010

Investment gains (losses) — in above yield table	$(4,872)	$(7,041)	$(8,004)	$11	$1,332
Real estate discontinued operations	—	—	(8)	—	(10)
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	63	59	88	49	110
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(2)	(3)	(4)	(3)	(2)
Equity method operating joint ventures	76	111	156	5	102
Net investment gains (losses) related to certain consolidated securitization entities	—	—	—	10	8

Net investment gains (losses) — GAAP basis	$(4,735)	$(6,874)	$(7,772)	$72	$1,540

(4)	Investment income from mortgage loans includes prepayment fees.

(5)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. However, the accruals of settlement payments in other liabilities are included in net investment income for GAAP. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the above yield table.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)

	June 30, 2009		September 30, 2009		December 31, 2009		March 31, 2010		June 30, 2010
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$6,220	31.9%	$4,050	35.4%	$4,815	45.9%	$4,244	51.4%	$3,070	46.2%
20% or more for less than six months	1,973	10.1%	540	4.7%	713	6.8%	480	5.8%	595	9.0%
20% or more for six months or greater	11,320	58.0%	6,850	59.9%	4,958	47.3%	3,528	42.8%	2,971	44.8%

Total Gross Unrealized Losses	$19,513	100.0%	$11,440	100.0%	$10,486	100.0%	$8,252	100.0%	$6,636	100.0%

Total Gross Unrealized Gains	$5,582		$10,062		$8,419		$9,757		$14,107

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1)

	June 30, 2009		September 30, 2009		December 31, 2009		March 31, 2010		June 30, 2010
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$26	3.6%	$85	21.3%	$83	30.2%	$84	34.0%	$65	20.3%
20% or more for less than six months	143	19.8%	13	3.3%	14	5.1%	35	14.2%	129	40.3%
20% or more for six months or greater	552	76.6%	300	75.4%	178	64.7%	128	51.8%	126	39.4%

Total Gross Unrealized Losses	$721	100.0%	$398	100.0%	$275	100.0%	$247	100.0%	$320	100.0%

Total Gross Unrealized Gains	$87		$166		$172		$208		$105

(1)	The Company’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
BY SECTOR AND QUALITY DISTRIBUTION

		June 30, 2009		September 30, 2009		December 31, 2009		March 31, 2010		June 30, 2010
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$65,981	31.2%	$71,642	32.1%	$72,187	31.7%	$74,133	31.0%	$76,848	31.2%
Residential mortgage-backed securities		41,798	19.8%	43,397	19.4%	44,020	19.3%	42,980	17.9%	42,750	17.3%
Foreign corporate securities		33,607	15.9%	36,592	16.3%	38,030	16.7%	40,105	16.7%	40,863	16.6%
U.S. Treasury, agency and government guaranteed securities		27,673	13.1%	25,467	11.4%	25,447	11.2%	30,741	12.8%	32,862	13.3%
Commercial mortgage-backed securities		13,995	6.6%	15,535	6.9%	15,622	6.9%	16,495	6.9%	15,984	6.5%
Asset-backed securities		12,414	5.8%	13,251	5.9%	13,162	5.8%	13,892	5.8%	14,419	5.9%
Foreign government securities		10,560	5.0%	11,447	5.1%	11,947	5.2%	13,164	5.5%	13,559	5.5%
State and political subdivision securities		5,517	2.6%	6,549	2.9%	7,208	3.2%	8,039	3.4%	9,048	3.7%
Other fixed maturity securities		18	0.0%	16	0.0%	19	0.0%	17	0.0%	15	0.0%

Total fixed maturity securities available-for-sale		$211,563	100.0%	$223,896	100.0%	$227,642	100.0%	$239,566	100.0%	$246,348	100.0%

NAIC	RATING AGENCY DESIGNATION
		(1)		(1)		(2)		(2)		(2)

1	Aaa / Aa / A	$147,337	69.6%	$153,893	68.7%	$151,136	66.4%	$160,030	66.8%	$164,338	66.7%
2	Baa	45,949	21.7%	48,612	21.7%	56,305	24.7%	59,061	24.6%	61,217	24.8%
3	Ba	9,598	4.6%	9,860	4.4%	12,003	5.3%	12,105	5.1%	12,773	5.2%
4	B	5,717	2.7%	5,927	2.7%	6,461	2.9%	6,937	2.9%	6,924	2.8%
5	Caa and lower	2,756	1.3%	5,330	2.4%	1,425	0.6%	1,282	0.5%	910	0.4%
6	In or near default	206	0.1%	274	0.1%	312	0.1%	151	0.1%	186	0.1%

Total fixed maturity securities available-for-sale		$211,563	100.0%	$223,896	100.0%	$227,642	100.0%	$239,566	100.0%	$246,348	100.0%

(1)	Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners (“NAIC”). The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC acceptable rating organizations list.

(2)	Amounts presented are based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency residential mortgage-backed securities held by the Company’s domestic insurance subsidiaries. Amounts presented for non-agency residential mortgage-backed securities held by the Company’s domestic insurance subsidiaries are based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 which may not correspond to the rating agency designations. Specifically, certain non-agency residential mortgage-backed securities rated Caa and lower and in or near default based on rating agency designations are presented at December 31, 2009, March 31, 2010 and June 30, 2010 with their final NAIC rating ranging from NAIC 1 to NAIC 4 based on the revised NAIC rating methodology which became effective December 31, 2009.

SUMMARY OF COMMERCIAL MORTGAGE LOANS
BY REGION AND PROPERTY TYPE

	June 30, 2009		September 30, 2009		December 31, 2009		March 31, 2010		June 30, 2010
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,679	24.8%	$8,806	25.3%	$8,684	25.1%	$8,497	24.5%	$8,346	24.2%
South Atlantic	7,627	21.8%	7,454	21.4%	7,342	21.2%	7,426	21.4%	7,485	21.7%
Middle Atlantic	5,879	16.8%	5,639	16.2%	5,948	17.2%	6,075	17.4%	5,980	17.4%
International	3,461	9.9%	3,590	10.3%	3,564	10.3%	3,676	10.6%	3,564	10.4%
West South Central	2,908	8.3%	2,906	8.3%	2,870	8.3%	2,868	8.3%	2,963	8.6%
East North Central	2,561	7.3%	2,545	7.3%	2,487	7.2%	2,513	7.2%	2,460	7.1%
New England	1,465	4.2%	1,451	4.2%	1,414	4.1%	1,394	4.0%	1,400	4.1%
Mountain	1,044	3.0%	1,039	3.0%	944	2.7%	928	2.7%	892	2.6%
West North Central	677	1.9%	667	2.0%	641	1.9%	632	1.8%	629	1.9%
East South Central	462	1.3%	460	1.3%	443	1.3%	441	1.3%	452	1.3%
Other	254	0.7%	253	0.7%	250	0.7%	277	0.8%	250	0.7%

Total	$35,017	100.0%	$34,810	100.0%	$34,587	100.0%	$34,727	100.0%	$34,421	100.0%

Office	$14,832	42.3%	$14,988	43.1%	$14,986	43.3%	$15,046	43.3%	$15,020	43.6%
Retail	7,941	22.7%	8,081	23.2%	7,870	22.8%	8,032	23.1%	7,900	23.0%
Apartments	3,838	11.0%	3,725	10.7%	3,696	10.7%	3,656	10.6%	3,607	10.5%
Hotel	3,076	8.8%	2,967	8.5%	2,947	8.5%	2,946	8.5%	3,037	8.8%
Industrial	2,802	8.0%	2,804	8.1%	2,759	8.0%	2,776	8.0%	2,847	8.3%
Other	2,528	7.2%	2,245	6.4%	2,329	6.7%	2,271	6.5%	2,010	5.8%

Total	$35,017	100.0%	$34,810	100.0%	$34,587	100.0%	$34,727	100.0%	$34,421	100.0%

METLIFE INC.
SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (in millions)	2009	2009	2009	2010	2010

Wholly-owned	$4,069	$4,061	$4,071	$4,079	$4,033
Joint ventures	3,141	2,846	2,698	2,651	2,657

Subtotal	7,210	6,907	6,769	6,730	6,690
Foreclosed	86	125	127	136	151

Total Real Estate and Real Estate Joint Ventures (1)	$7,296	$7,032	$6,896	$6,866	$6,841

SUMMARY OF MORTGAGE LOANS

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (in millions)	2009	2009	2009	2010	2010

Commercial mortgage loans	$35,017	$34,810	$34,587	$34,727	$34,421
Agricultural mortgage loans	11,913	12,059	12,140	12,093	12,284
Residential and consumer loans	1,299	1,370	1,454	1,548	1,789
Mortgage loans held-for-sale	4,271	2,442	2,728	2,003	2,650

Total Mortgage Loans (2)	$52,500	$50,681	$50,909	$50,371	$51,144

(1)	Includes real estate held-for-sale and held-for-investment.

(2)	Effective January 1, 2010, balance excludes the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities. See page 39, note 3 for the amount excluded at March 31, 2010 and June 30, 2010.

Company Ratings as of July 28, 2010
     Insurer financial strength ratings represent the opinions of rating agencies, including A.M. Best Company (“A.M. Best”), Fitch Ratings Insurance Group (“Fitch”), Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), regarding the ability of an insurance company to meet its financial obligations to policyholders and contractholders. Credit ratings represent the opinions of rating agencies regarding an issuer’s ability to repay its indebtedness. Our insurer financial strength ratings and credit ratings as of July 28, 2010 are listed in the tables below:

	A.M. Best*	Fitch*	Moody’s*	S&P*
Insurer Financial Strength Ratings

First MetLife Investors Insurance Co.	A+	NR	NR	AA-
General American Life Insurance Company	A+	AA-	Aa3	AA-
MetLife Insurance Company of Connecticut	A+	AA-	Aa3	AA-
MetLife Investors Insurance Company	A+	AA-	Aa3	AA-
MetLife Investors USA Insurance Company	A+	AA-	Aa3	AA-
Metropolitan Casualty Insurance Company	A	NR	NR	NR
Metropolitan Direct Property and Casualty Insurance Co.	A	NR	NR	NR
Metropolitan General Insurance Company	A	NR	NR	NR
Metropolitan Group Property & Casualty Insurance Co.	A	NR	NR	NR
Metropolitan Life Insurance Company	A+	AA-	Aa3	AA-
Metropolitan Lloyds Insurance Company of Texas	A	NR	NR	NR
Metropolitan Property and Casualty Insurance Company	A	NR	NR	NR
Metropolitan Tower Life Insurance Company	A+	NR	Aa3	NR
New England Life Insurance Company	A+	AA-	Aa3	AA-

Credit Ratings
MetLife Short Term Funding LLC
Commercial Paper	NR	NR	P-1	A-1+

General American Life Insurance Company
(Surplus Notes)	a	NR	A2	A

MetLife, Inc.
Commercial Paper	AMB-1	F1	P-2	A-2
Senior Unsecured Debt	a-	A-	A3	A-
Subordinated Debt	bbb+	NR	Baa1	NR
Junior Subordinated Debt	bbb	BBB	Baa2	BBB
Preferred Stock	bbb	NR	Baa2	BBB
Non-Cumulative Perpetual Preferred Stock	bbb	BBB	Baa2	BBB-

MetLife Capital Trust IV & X
Trust Securities	bbb	BBB	Baa2	BBB

MetLife Funding, Inc.
Commercial Paper	AMB-1+	F1+	P-1	A-1+

Metropolitan Life Global Funding I
Senior Secured Debt	aa-	NR	Aa3	AA-

MetLife Institutional Funding I, LLC
Senior Secured Debt	aa-	NR	Aa3	AA-

Metropolitan Life Insurance Company
Surplus Notes	a	A	A2	A

*	Ratings outlooks are “Under review with negative implications, Stable, Negative, CreditWatch negative” for A.M. Best, Fitch, Moody’s and S&P, respectively.

NR Not Rated